UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : May 25, 2004

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2004 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-02                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2004-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2004, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On May 25, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on May 25, 2004 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  May 26, 2004           By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders May 25, 2004



                                  Exhibit 99.1
                 Statement to Certificateholders May 25, 2004



                      Centex Home Equity Loan Trust 2004-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 May 25, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                 REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1       134,100,000.00  122,373,956.44     7,315,330.08     207,015.94    7,522,346.02     0.00        0.00      115,058,626.36
AF_2        25,800,000.00   25,800,000.00             0.00      57,405.00       57,405.00     0.00        0.00       25,800,000.00
AF_3        66,700,000.00   66,700,000.00             0.00     181,201.67      181,201.67     0.00        0.00       66,700,000.00
AF_4        93,200,000.00   93,200,000.00             0.00     350,276.67      350,276.67     0.00        0.00       93,200,000.00
AF_5         8,500,000.00    8,500,000.00             0.00      34,920.83       34,920.83     0.00        0.00        8,500,000.00
AF_6        36,500,000.00   36,500,000.00             0.00     129,879.17      129,879.17     0.00        0.00       36,500,000.00
AV_1        95,000,000.00   87,822,368.91     2,895,468.36      96,214.28    2,991,682.64     0.00        0.00       84,926,900.55
AV_2       331,070,000.00  310,128,016.91    12,503,337.14     344,758.98   12,848,096.12     0.00        0.00      297,624,679.77
M_1         59,370,000.00   59,370,000.00             0.00      81,303.92       81,303.92     0.00        0.00       59,370,000.00
M_2         33,250,000.00   33,250,000.00             0.00      57,587.15       57,587.15     0.00        0.00       33,250,000.00
M_3         19,000,000.00   19,000,000.00             0.00      35,968.06       35,968.06     0.00        0.00       19,000,000.00
M_4         14,250,000.00   14,250,000.00             0.00      30,419.79       30,419.79     0.00        0.00       14,250,000.00
M_5         14,250,000.00   14,250,000.00             0.00      32,715.63       32,715.63     0.00        0.00       14,250,000.00
B           19,010,000.00   19,010,000.00             0.00      47,472.19       47,472.19     0.00        0.00       19,010,000.00
R                    0.00            0.00             0.00           0.00            0.00     0.00        0.00                0.00
TOTALS     950,000,000.00  910,154,342.26    22,714,135.58   1,687,139.28   24,401,274.86     0.00        0.00      887,440,206.68

X_IO            14,405.44  910,154,342.26             0.00   3,801,550.56    3,801,550.56        0.00        0.00   887,440,206.68
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     152314HV5        912.55746786       54.55130559    1.54374303    56.09504862      858.00616227      AF_1         2.030000 %
AF_2     152314HW3      1,000.00000000        0.00000000    2.22500000     2.22500000    1,000.00000000      AF_2         2.670000 %
AF_3     152314HX1      1,000.00000000        0.00000000    2.71666672     2.71666672    1,000.00000000      AF_3         3.260000 %
AF_4     152314HY9      1,000.00000000        0.00000000    3.75833337     3.75833337    1,000.00000000      AF_4         4.510000 %
AF_5     152314HZ6      1,000.00000000        0.00000000    4.10833294     4.10833294    1,000.00000000      AF_5         4.930000 %
AF_6     152314JA9      1,000.00000000        0.00000000    3.55833342     3.55833342    1,000.00000000      AF_6         4.270000 %
AV_1     152314JB7        924.44598853       30.47861432    1.01278189    31.49139621      893.96737421      AV_1         1.360000 %
AV_2     152314JC5        936.74454620       37.76644559    1.04134769    38.80779328      898.97810061      AV_2         1.380000 %
M_1      152314JD3      1,000.00000000        0.00000000    1.36944450     1.36944450    1,000.00000000      M_1          1.700000 %
M_2      152314JE1      1,000.00000000        0.00000000    1.73194436     1.73194436    1,000.00000000      M_2          2.150000 %
M_3      152314JF8      1,000.00000000        0.00000000    1.89305579     1.89305579    1,000.00000000      M_3          2.350000 %
M_4      152314JG6      1,000.00000000        0.00000000    2.13472211     2.13472211    1,000.00000000      M_4          2.650000 %
M_5      152314JH4      1,000.00000000        0.00000000    2.29583368     2.29583368    1,000.00000000      M_5          2.850000 %
B        152314JJ0      1,000.00000000        0.00000000    2.49722199     2.49722199    1,000.00000000      B            3.100000 %
TOTALS                    958.05720238       23.90961640    1.77593608    25.68555248      934.14758598

X_IO     N/A                  ########        0.00000000       #######         ######            ######      X_IO         0.000000 %
---------------------------------------------------------------------------------------------------------  ------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                    --------------------------------------------------
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                        Email: ryan.m.vaughn@jpmchase.com
                    --------------------------------------------------


Sec. 7.09(ii)           Distributions Allocable to Principal
                        Group I
                        Scheduled Monthly Payments                                                              439,770.40
                        Curtailments                                                                             91,986.17
                        Prepayments in Full                                                                   6,783,573.51
                        Loans Repurchased by Seller                                                                   0.00
                        Substitution Amounts                                                                          0.00
                        Net Liquidation Proceeds                                                                      0.00

                        Group II
                        Scheduled Monthly Payments                                                               98,729.51
                        Curtailments                                                                              3,237.77
                        Prepayments in Full                                                                   2,793,501.08
                        Loans Repurchased by Seller                                                                   0.00
                        Substitution Amounts                                                                          0.00
                        Net Liquidation Proceeds                                                                      0.00

                        Group III
                        Scheduled Monthly Payments                                                              311,963.76
                        Curtailments                                                                             17,040.25
                        Prepayments in Full                                                                  12,174,333.13
                        Loans Repurchased by Seller                                                                   0.00
                        Substitution Amounts                                                                          0.00
                        Net Liquidation Proceeds                                                                      0.00

                        Subordination Increase Amount                                                                 0.00
                        Excess Overcollateralization Amount                                                           0.00

Sec. 7.09(iv)           Class Interest Carryover Shortfall
                        Class AF-1                                                                                    0.00
                        Class AF-2                                                                                    0.00
                        Class AF-3                                                                                    0.00
                        Class AF-4                                                                                    0.00
                        Class AF-5                                                                                    0.00
                        Class AF-6                                                                                    0.00
                        Class AV-1                                                                                    0.00
                        Class AV-2                                                                                    0.00
                        Class M-1                                                                                     0.00
                        Class M-2                                                                                     0.00
                        Class M-3                                                                                     0.00
                        Class M-4                                                                                     0.00
                        Class M-3                                                                                     0.00
                        Class B                                                                                       0.00

Sec. 7.09(v)            Class Principal Carryover Shortfall
                        Subordinate Certificates
                        Class M-1                                                                                     0.00
                        Class M-2                                                                                     0.00
                        Class M-3                                                                                     0.00
                        Class M-4                                                                                     0.00
                        Class M-5                                                                                     0.00
                        Class B                                                                                       0.00

Sec. 7.09(vi)           Aggregate Loan Balance of Each Group
                        Group I Beginning Aggregate Loan Balance                                            353,073,956.44
                        Group I Ending Aggregate Loan Balance                                               345,758,626.36

                        Group II Beginning Aggregate Loan Balance                                           120,167,189.49
                        Group II Ending Aggregate Loan Balance                                              117,271,721.13

                        Group III Beginning Aggregate Loan Balance                                          436,913,196.33
                        Group III Ending Aggregate Loan Balance                                             424,409,859.19

Sec. 7.09(vii)          Overcollateralization
                        Total Overcollateralization Amount                                                            0.00
                        Total Required Overcollateralization Amount                                                   0.00

Sec. 7.09(viii)         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)           Substitution Amounts
                        Group I                                                                                       0.00
                        Group II                                                                                      0.00
                        Group III                                                                                     0.00

Sec. 7.09(ix)           Loan Purchase Price Amounts
                        Group I                                                                                       0.00
                        Group II                                                                                      0.00
                        Group III                                                                                     0.00

Sec. 7.09(x)            Weighted Average Net Coupon Rate
                        Group I                                                                                   7.4392 %
                        Group II                                                                                  6.3550 %
                        Group III                                                                                 7.3154 %

Sec. 7.09(xi)           Monthly Remittance Amount
                        Group I                                                                               9,504,475.59
                        Group II                                                                              3,532,184.68
                        Group III                                                                            15,167,157.61

Sec. 7.09(xi)           Weighted Average Gross Margin
                        Group II Loans                                                                            7.0900 %
                        Group III Loans                                                                           8.1244 %

Sec. 7.09(xiv)          Largest Loan Balance
                        Group I                                                                                 807,360.72
                        Group II                                                                                327,951.43
                        Group III                                                                               701,550.37

Sec. 7.09(xv)           Basic Principal Amount
                        Group I                                                                               7,315,330.08
                        Group II                                                                              2,895,468.36
                        Group III                                                                            12,503,337.14

Sec. 7.09(xvi)          Net Wac Cap Carryover Paid
                        Group I                                                                                       0.00
                        Group II                                                                                      0.00
                        Group III                                                                                     0.00
                        Subordinate                                                                                   0.00

Sec. 7.09(xvi)          Remaining Net Wac Cap Carryover
                        Group I                                                                                       0.00
                        Group II                                                                                      0.00
                        Group III                                                                                     0.00
                        Subordinate                                                                                   0.00

Sec. 7.09(xviii)        Net Wac Cap
                        Group I Net WAC Cap                                                                         7.44 %
                        Group II Net WAC Cap                                                                        6.57 %
                        Group III Net WAC Cap                                                                       7.57 %
                        Subordinate Net WAC Cap                                                                     7.37 %

Sec. 7.09(xix)          Applied Realized Loss Amounts
                        Subordinate Certificates
                        Class M-1                                                                                     0.00
                        Class M-2                                                                                     0.00
                        Class M-3                                                                                     0.00
                        Class B                                                                                       0.00

Sec. 7.09(xx)           Stepdown Date Has Not Occurred


Sec. 7.09(b)(i)         Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                Group 1
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                     43            2,772,070.32                   0.80 %
                                               60-89 days                      7              411,459.20                   0.12 %
                                               90+days                         2              112,602.00                   0.03 %
                                               Total                      52                3,296,131.52                   0.95 %
                                                Group 2
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                      7              664,288.54                   0.57 %
                                               60-89 days                      2              466,946.01                   0.40 %
                                               90+days                         0                    0.00                   0.00 %
                                               Total                       9                1,131,234.55                   0.97 %
                                                Group 3
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                     58            5,661,466.30                   1.33 %
                                               60-89 days                     14            1,591,895.01                   0.38 %
                                               90+days                         4              410,141.59                   0.10 %
                                                Total                         76            7,663,502.90                   1.81 %
                                                Group Totals
                                                                                         Principal
                                                Period                Number               Balance               Percentage
                                               30-59 days                    108            9,097,825.16                   1.03 %
                                               60-89 days                     23            2,470,300.22                   0.28 %
                                               90+days                         6              522,743.59                   0.06 %
                                                Total                        137           12,090,868.97                   1.37 %

Sec. 7.09(b)(ii)        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          7              613,820.92                 0.18 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                          1              146,434.04                 0.12 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                         10              895,947.60                 0.21 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                         18            1,656,202.56                 0.19 %


Sec. 7.09(b)(iii)       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                         13            1,229,510.64                 0.36 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                          7              731,942.58                 0.62 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                         15            1,831,482.32                 0.43 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                         35            3,792,935.54                 0.43 %

Sec. 7.09(b)(iii)       Balloon Loans
                        Number of Balloon Loans                                                                               49.00
                        Balance of Balloon Loans                                                                       2,568,301.05

Sec. 7.09(b)(iv)        Number and Aggregate Principal Amounts of REO Loans

                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                                Group 2
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                                Group 3
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %

Sec. 7.09(b)(v)         Book Value of REO Loans
                        Group I                                                                                     0.00
                        Group II                                                                                    0.00
                        Group III                                                                                   0.00

Sec. 7.09(b)(vi)        Realized Losses
                        Group I:
                        Monthly Realized Losses                                                                     0.00
                        Cumulative Realized Losses                                                                  0.00
                        Group II:
                        Monthly Realized Losses                                                                     0.00
                        Cumulative Realized Losses                                                                  0.00
                        Group III:
                        Monthly Realized Losses                                                                     0.00
                        Cumulative Realized Losses                                                                  0.00

Sec. 7.09(b)(vii)       Net Liquidation Proceeds
                        Group I                                                                                     0.00
                        Group II                                                                                    0.00
                        Group III                                                                                   0.00

Sec. 7.09(b)(viii)      60+ Delinquency Percentage (Rolling Three Month)                                        0.3864 %

Sec. 7.09(b)(ix)        Cumulative Loss Percentage                                                                0.00 %
                        Cumulative Realized Losses Since Cut-Off Date                                               0.00
                        Aggregate Loan Balance as of the Cut-Off Date                                     950,014,405.44

Sec. 7.09(b)(x)         Has a Trigger Event Occurred?                                                                 NO

                        1-Month LIBOR for Current Distribution Date                                            1.10000 %

